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Exhibit 10.1

Execution

AMENDMENT NO. 1

        This AMENDMENT No. 1 dated as of March 31, 2003 ("Amendment No. 1"), is entered into by and among H&E EQUIPMENT SERVICES L.L.C., a Louisiana limited liability company ("H&E Equipment"), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation ("Great Northern" and together with H&E Equipment, individually a "Borrower" and jointly, severally and collectively, the "Borrowers"), H&E HOLDINGS, L.L.C., a Delaware limited liability company, GNE INVESTMENTS, INC., a Washington corporation and H&E FINANCE CORP., a Delaware corporation, the persons designated as "Lenders" on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent.

        WHEREAS, Borrowers, the other Credit Parties, the Lenders (as defined therein) and Agent are party to the Credit Agreement dated as of June 17, 2002 ("Original Credit Agreement"; all capitalized terms defined in the Original Credit Agreement and not otherwise defined herein to have the meanings assigned thereto in the Original Credit Agreement or in Annex A thereto); and

        WHEREAS, Borrowers have requested that the Original Credit Agreement be amended in the manner set forth below.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Credit Parties, the Requisite Lenders and Agent agree as follows:

SECTION 4.
AMENDMENTS

        Subject to the satisfaction of the conditions to effectiveness referred to in Section 3 below, the Original Credit Agreement is hereby amended as follows:

        (a)   The following definitions are added to Annex A of the Original Credit Agreement in its proper alphabetical place:

    "Amendment No. 1" shall mean Amendment No. 1, dated as of March 31, 2003, to this Agreement.

    "Amendment No. 1 Effective Date" shall mean the 'Effective Date' as defined in Amendment No. 1.

        (b)   Annex E to the Original Credit Agreement is amended by adding in paragraph (d) thereof, immediately after the phrase "within ninety (90) days after the end of each Fiscal Year" the following: "(except, in the case of the Fiscal Year ended on December 31, 2002, on or prior to the earlier of (x) April 15, 2003 and (ii) the date that H&E files its annual report on form 10-K with the Securities and Exchange Commission)".

SECTION 5.
CONDITIONS TO EFFECTIVENESS

        This Amendment No. 1 shall become effective on March 31, 2003 (the "Effective Date") in the event that on or prior to such date:

        (a)   Agent shall have received one or more counterparts of this Amendment executed and delivered by Borrowers, the other Credit Parties, Agent and the Requisite Lenders; and

        (b)   there shall be no continuing Default or Event of Default.

SECTION 6.
LIMITATION ON SCOPE

        Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrowers or any other Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein. Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against Borrowers or any other Credit Party for any existing or future Defaults or Event of Default.

SECTION 7.
MISCELLANEOUS

  (a)
  Borrowers hereby represent and warrant as follows:

              (i)  this Amendment No. 1 has been duly authorized and executed by Borrowers and each other Credit Party, and the Original Credit Agreement, as amended by this Amendment No. 1, is the legal, valid and binding obligation of Borrowers and each other Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

             (ii)  Borrowers repeat and restate the representations and warranties of Borrowers contained in the Original Credit Agreement as of the date of this Amendment No. 1 and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

  (b)
  This Amendment No. 1 is being delivered in the State of New York.

  (c)
  Borrowers and the other Credit Parties hereby ratify and confirm the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

  (d)
  Borrowers and the other Credit Parties agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 1.

  (e)
  This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

  (f)
  All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment No. 1 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

  (g)
  Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if "this Agreement" in any such provision read "this Amendment No. 1": Section 11.6, (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Section Titles) Section 11.13 (Waiver of Jury Trial), Section 11.16 (Advice of Counsel) and Section 11.17 (No Strict Construction).

        WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:
H&E EQUIPMENT SERVICES, L.L.C.
By:	/s/ LINDSAY C. JONES
	Name:	Lindsay C. Jones
	Title:	CFO
GREAT NORTHERN EQUIPMENT, INC.
By:	/s/ LINDSAY C. JONES
	Name:	Lindsay C. Jones
	Title:	CFO
CREDIT PARTIES:
H&E HOLDINGS, L.L.C.
By:	/s/ LINDSAY C. JONES
	Name:	Lindsay C. Jones
	Title:	CFO
GNE INVESTMENTS, INC.
By:	/s/ LINDSAY C. JONES
	Name:	Lindsay C. Jones
	Title:	CFO
H&E FINANCE CORP.
By:	/s/ LINDSAY C. JONES
	Name:	Lindsay C. Jones
	Title:	CFO

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ J. PAUL MCDONNELL
	Name:	J. Paul McDonnell, VP
	Title:	Duly Authorized Signatory
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ ROBERT KRASKA
	Name:	Robert Kraska
	Title:	Risk Analyst
BANK OF AMERICA, N.A., as a Lender
By:	/s/ EDMUNDO KAHN
	Name:	Edmundo Kahn
	Title:	VP
FLEET CAPITAL CORPORATION, as a Lender
By:	/s/ KRISTINA LEE
	Name:	Kristina Lee
	Title:	Vice President
PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ DOUGLAS HOFFMAN
	Name:	DOUGLAS HOFFMAN
	Title:	VICE PRESIDENT
LASALLE BUSINESS CREDIT, LLC as a Lender (a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc., a Delaware corporation),
By:	/s/ GREGORY A. JONES
	Name:	Gregory A. Jones
	Title:	SVP

ORIX FINANCIAL SERVICES, INC., as a Lender
By:	/s/ LISA NOWAKOWSKI
	Name:	Lisa Nowakowski
	Title:	VICE PRESIDENT

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AMENDMENT NO. 1